UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2021

CoreSite Realty Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-34877	27-1925611
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1001 17th Street, Suite 500
Denver, CO		80202
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (866) 777-2673

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	COR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2 — Financial Information

Item 2.02 Results of Operations and Financial Condition.

On October 28, 2021, CoreSite Realty Corporation ("CoreSite") issued a press release reporting financial results and operating information for the quarter ended September 30, 2021. In addition, CoreSite made available on its website supplemental operating and financial data for the same period. The text of the press release and the supplemental information package are furnished herewith as Exhibits 99.1 and 99.2, respectively.

The information in this report, including Exhibits 99.1 and 99.2 attached hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibits are furnished with this Current Report on Form 8-K.

Exhibit No.	Description

99.1	Press Release, dated October 28, 2021.

99.2	Quarter Ended September 30, 2021, Earnings Release and Supplemental Information, dated October 28, 2021.

101.INS	XBRL Instance – the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

101.SCH	XBRL Taxonomy Extension Schema Document.

101.LAB	XBRL Taxonomy Extension Labels Linkbase Document.

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORESITE REALTY CORPORATION

Date: October 28, 2021	By:	/s/ Jeffrey S. Finnin
Name: Jeffrey S. Finnin
Title: Chief Financial Officer

	By:	/s/ Mark R. Jones
Name: Mark R. Jones
Title: Chief Accounting Officer

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